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                                                                  Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 28, 2000 included in Bargo Energy Company's Registration File Number 333-54798 on Form S-4 and to all references to our Firm included in this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP

Houston, Texas
July 12, 2001